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                                                                       Exhibit 1
                                    AGREEMENT

         Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13G need be filed with respect to the ownership by each of the undersigned of shares of Common Stock of Variagenics, Inc.

         This agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         EXECUTED this 13th day of February, 2001.

ATLAS VENTURE FUND III, L.P.              ATLAS VENTURE ASSOCIATES III, L.P.

By: Atlas Venture Associates III, L.P.    By: Atlas Venture Associates III, Inc.
    General Partner
                                                  By:              *
                                                      --------------------------
     By: Atlas Venture Associates III, Inc.           Christopher Spray
                                                      President
           By:              *
               ---------------------------
               Christopher Spray
               President

ATLAS VENTURE ENTREPRENEURS'               ATLAS VENTURE ASSOCIATES III, INC.
FUND III, L.P.

By: Atlas Venture Associates III, L.P.     By:                 *
    General Partner                            --------------------------------
                                               Christopher Spray
                                               President
     By: Atlas Venture Associates III, Inc.

           By:              *
               ---------------------------
               Christopher Spray
               President


               *                                              *
-----------------------------------        -------------------------------------
Axel Bichara                               Ronald Nordin


               *                                              *
-----------------------------------        -------------------------------------
Jean-Francois Formela                      Christopher J. Spray



* The undersigned attorney-in-fact, by signing her name below, does hereby sign this statement on behalf of the above indicated filers pursuant to Powers of Attorney filed hereto as Exhibit 2.


     /s/ Jeanne Larkin Henry
     ---------------------------------------
     Jeanne Larkin Henry
     Attorney-in-fact


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